 Exhibit 32.2

CFO CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.Sec. 1350, as adopted), Thomas Cawley, Chief Financial Officer of Peet’s Coffee & Tea, Inc. (the “ Company”) hereby certifies that, to the best of his knowledge:

1. The Company ’ s quarterly report on Form 10-Q for the period ended April 1, 2007, to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has set his hand hereto as of the 11th day of May, 2007.

/s/ Thomas Cawley
Chief Financial Officer